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                                                                      EXHIBIT 25

                               POWER OF ATTORNEY


     Each of the undersigned Trustees and Officers of ATLAS INSURANCE TRUST (the "Trust") hereby appoints LARRY E. LACASSE, STEVEN J. GRAY and EDWARD L. BISGAARD (with full power to each of them to act alone), his attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to the Registration Statement on Form N-1A under the Investment Company Act of 1940 and under the Securities Act of 1933 of the Company, including any and all amendments thereto, covering the registration and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive orders or rulings. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned Trustees and Officers hereby execute this Power of Attorney as of this 14th day of February, 1997.


/s/ Marion O. Sandler                           /s/ J. L. Helvey
_____________________________                   ___________________________
Marion O. Sandler                               Julius Louis Helvey
Chief Executive Officer,                        Chief Financial Officer and
President and Chairman                          Group Senior Vice President


/s/ Edward L. Bisgaard                          /s/ R. W. Kettell
_____________________________                   ___________________________
Edward L. Bisgaard                              Russell W. Kettell
Chief Accounting Officer,                       Trustee
Treasurer, and Vice President


/s/ Barbara A. Bond                             /s/ Daniel L. Rubinfeld
_____________________________                   ___________________________
Barbara A. Bond                                 Daniel L. Rubinfeld
Trustee                                         Trustee


/s/ David J. Teece
_____________________________
David J. Teece
Trustee